                                                                  Exhibit 10.27

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This Amendment is made as of the 15th day of August, 1996, by and between RECONDITIONED SYSTEMS, INC., an Arizona corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

         The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 26, 1996 (the "Credit Agreement").

         The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

         The loan advances under the Credit Agreement are evidenced by the Borrower's promissory note dated as of February 26, 1996, in the maximum principal amount of $1,200,000.00 and payable to the order of the Lender (the "Note").

         All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

         2.       The Credit Agreement is hereby amended as follows:

                  Section 7.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Facilitec, Trade Payable. The Borrower will not permit the Borrower's trade payables owed to Facilitec to be reduced except to the extent such reduction results from the application of contra amounts resulting from products purchased by Facilitec. No cash payments to Facilitec will be permitted on Borrower's outstanding trade account payable to Facilitec.

         3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

         4. The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $500.00 in consideration of the execution by the Lender of this Amendment.

         5. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of February 26, 1996 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and
(iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of February 26, 1996, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                  (b) Opinion of the Borrower's counsel as to the matters set forth in paragraphs 6(a) and (b) hereof and as to such other matters as the Lender shall require.

         6. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.




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                  (c) All of the representations and warranties contained in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         8. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 4 hereof.

         11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          RECONDITIONED SYSTEMS, INC., an
                                          Arizona corporation




                                          By /s/ Dirk Anderson
                                             -----------------------------
                                            Its CFO
                                                --------------------------

                                          NORWEST BUSINESS CREDIT, INC., a
                                            Minnesota corporation



                                          By /s/ Signature illegible
                                             -----------------------------
                                            Its   Vice President



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
                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (the "Amendment") is made as of the 31 st day of October, 1996 by and between RECONDITIONED SYSTEMS, INC., an Arizona corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

         The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 26, 1996, as amended by that certain First Amendment to Credit Agreement dated as of August 15, 1996 (as so amended, the "Credit Agreement").

         The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

         The loan advances under the Credit Agreement are evidenced by the Borrower's promissory note dated as of February 26, 1996, in the maximum principal amount of $1,200,000.00 and payable to the order of the Lender (the "Note").

         All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

         2.       The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Floating Rate" contained in the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                           "Floating Rate" means an annual rate equal to the sum of the Base Rate plus four percent (4%), which Floating Rate shall change when and as the Base Rate changes.
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                  (b)      There is hereby added to the Credit Agreement a new
definition of "Incentive Rate" which provides as follows:

                             "Incentive Rate" means an annual rate equal to the sum of the Base Rate plus three percent (3%) which Incentive Rate shall change when and as the Base Rate changes.

                  (c) The definition of "Default Rate" contained in the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                             "Default Rate" means at any time two percent (2%) over the Floating Rate or the Incentive Rate, as applicable, which Default Rate shall change when and as the Floating Rate or the Incentive Rate, as applicable, changes.

                  (d) The definition of "Termination Date" contained in the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                           "Termination Date" means February 28, 2000.

                  (e) Section 2.3(a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                             (a) The principal of the Advances outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Floating Rate; provided, however, that in the event that (i) Borrower's Net Income for the fiscal year ending March 31, 1997 is $200,000.00 or greater, and (ii) Borrower's Net Worth as of March 31, 1997, is $1,316,788.00 or
                             greater, each as shown in audited financial statements delivered to Lender in accordance with
                             Section 6.1 (a), then from the first day of the month following Lender's receipt of the audited financial statements evidencing compliance with clauses (i) and (ii) above, the principal of the Advances outstanding from time to time shall bear interest at the Incentive Rate; provided, further, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall


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
                           bear interest at the Default Rate during the entire Default Period; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances outstanding from time to time shall be payable on the first day of each succeeding month and on the Termination Date or earlier demand or prepayment in full. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent same are deemed interest under applicable law.

                  (f) Section 2.3(b) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

                           (b) Notwithstanding the interest payable pursuant to
                           Section 2.3(a) hereof, the Borrower shall be liable to the Lender for interest hereunder of not less than
                           (i) $4,000.00 per calendar month during any calendar month in which the interest on Advances from time to time outstanding is calculated based upon the Floating Rate, or (ii) $2,500.00 per calendar month during any calendar month in which interest on Advances from time to time outstanding is calculated based upon the Incentive Rate (the "Minimum Interest Charge"), and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.3(a) hereof on the date and in the manner provided in
                           Section 2.3(a) hereof.

         3. Section 7.17 of the Credit Agreement provides, among other things, that the Borrower will not increase the salaries, bonuses, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% in any one year without the prior written consent of the Lender. The Board of Directors of Borrower has recommended the following incentive compensation plan for its fiscal year ending March 31, 1997:

                           (a)      The annual salaries of Wayne Collignon and
Dirk Anderson shall be $105,000.00 and $75,000.00, respectively.

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                           (b)      Wayne Collignon and Dirk Anderson shall each
receive a bonus equal to five percent (5%) of the pre-tax, pre-bonus 1997 fiscal year's income, payable bi-annually.

                           (c)      100,000 share stock options granted to Wayne
Collignon and Dirk Anderson originally priced on August 10, 1995, shall be repriced at $1.00 per share, which was the closing price on August 16, 1996.

                           (d)      Scott Ryan shall receive a $5,000.00
director's fee payable bi-annually, and receive a one-time grant of a 15,000 share stock option, at an exercise price of $1.00 per share and a one-time grant of an 85,000 share stock option at an exercise price of $1.00 per share.

The Borrower has requested that the Lender consent to the implementation of said incentive compensation plan provisions. Subject to the effectiveness of this Amendment, the Lender hereby consents to the implementation of the incentive compensation plan provisions set forth in Sections 3(a) through 3(d) above. This consent shall not be deemed to waive Lender's right to withhold its consent to any future waiver or exception regarding the covenant contained in Section 7.17 of the Credit Agreement.

                  4. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

                  5.       This Amendment shall be effective upon the later of
(i) November 1, 1996, or (ii) receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                           (a)      Certificate of the Secretary of the Borrower
certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Fourth Amended and Restated Articles of Incorporation and Restated Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of August 15, 1996, in connection with the execution and delivery of the First Amendment to Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and
(iii) certifying that the officers of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of February 26, 1996, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

                           (b)      Opinion of the Borrower's counsel as to the
matters set forth in paragraphs 6(a) and (b) hereof and as to such other matters as the Lender shall require.


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
                  6. The Borrower hereby represents and warrants to the Lender as follows:

                           (a)      The Borrower has all requisite power and
authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                           (b)      The execution, delivery and performance by
the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                           (c)      All of the representations and warranties
contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  8. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents


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
contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

                  11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                             RECONDITIONED SYSTEMS, INC., an
                                             Arizona corporation



                                             By /s/ Dirk D. Anderson
                                                -----------------------------
                                                 Its CFO

                                              NORWEST BUSINESS CREDIT, INC., a
                                                 Minnesota corporation



                                              By  /s/ Signature illegible
                                                -----------------------------
                                                 Its Vice President






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